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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 4, 2006


                          EDAC TECHNOLOGIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Wisconsin                     0-14275                 39-1515599
         ---------                     -------                 ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification No.)
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                  1806 New Britain Avenue, Farmington, CT 06032
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  860-677-2603


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

On December 4, 2006, EDAC Technologies Corporation issued a press release entitled "EDAC Technologies Announces Potential Acquisition". The press release is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press release dated December 4, 2006, entitled "EDAC Technologies
Announces Potential Acquisition".


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EDAC TECHNOLOGIES CORPORATION

Date:  December 4, 2006                   By: /s/ Glenn L. Purple
                                              ------------------------
                                              Vice President-Finance and Chief
                                              Financial Officer